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                                                                    EXHIBIT 10.4
                 FIRST AMENDMENT TO INDEMNIFICATION AGREEMENT
                 --------------------------------------------

     This First Amendment to Indemnification Agreement (the "Amendment Agreement") is dated as of December 31, 1997, and is between TCI Satellite Entertainment, Inc., a Delaware corporation (the "Company") and TCI Communications, Inc., a Delaware corporation ("Account Party").

     RECITALS:

     A. The Company and the Account Party executed and delivered an Indemnification Agreement, dated as of December 4, 1996 (the "Indemnification Agreement"), wherein the Company agreed (i) to reimburse the Account Party for payments made pursuant to an Irrevocable Transferable Letter of Credit No. S-00035000, dated October 18, 1996, which was issued by The Bank of New York (the "Issuing Bank"), in the amount of $25,000,000 ("Letter of Credit"), and (ii) to indemnify the Account Party for any losses incurred related to the Letter of Credit and the related reimbursement agreement and/or other documentation between the Account Party and the Issuing Bank.

     B. The parties desire to extend the expiry date of the Letter of Credit to June 30, 1999.

     C. The Account Party and the Company desire to amend the Indemnification Agreement to provide for certain additional terms related to any reimbursement or indemnification of any payments made pursuant to the Letter of Credit.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     Paragraph A.  Amendment to Section 1.
                   ----------------------

     Section 1 of the Indemnification Agreement is hereby amended to add the following paragraph:

          (d)

                   (i) In addition to the Payment Amounts due hereunder, the Company shall pay to Account Party, as a facility fee, 1/8th of 1% of the available amount drawable under the Letter of Credit on the date of the Amendment Agreement. The Company shall pay such facility fee upon the execution of the Amendment Agreement. In addition, the Account Party agrees to extend the expiry date of the Letter of Credit to June 30, 1999 when the Letter of Credit next expires after the date hereof.

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                (ii) In addition to the Payment Amounts due hereunder, the
           Company shall pay to Account Party monthly, in advance, a letter of credit fee of 1/10/th/ of the 1% per annum of the available amounts drawable under the Letter of Credit, until the Letter of Credit expires. Such payment shall be due on the first of each month, beginning January 1, 1998.

  Paragraph B.  Miscellaneous.
                -------------

           (a) This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           (b) The section headings contained in this Amendment Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Amendment Agreement.

           (c) This Amendment Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to conflicts of laws.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the day and year first above written.

                                        TCI COMMUNICATIONS, INC.


                                        BY:______________________________
                                           Name:
                                           Title:

                                        TCI SATELLITE ENTERTAINMENT, INC.



                                        BY:______________________________
                                           Name:
                                           Title:


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